Exhibit 23.2



                         INDEPENDENT AUDITORS' CONSENT




The Board of Directors
Able Telcom Holding Corp.


We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                            /s/ KPMG Peat Marwick
                                            ---------------------
                                            KPMG Peat Marwick LLP


Tampa, Florida
April 30, 1997